UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 4, 2025
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2025, the Federal Home Loan Bank of Des Moines (the “Bank”) declared that Lauren MacVay, Russell Lau, John Klebba, Peter Mehlhaff, Matt Packard, and Siva Narendra had been elected to the Bank’s Board of Directors (the “Board”) for terms commencing on January 1, 2026, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission on December 10, 2025. At the time of that filing, the Board committee assignments for 2026 had not been made. The Bank is filing this Form 8-K/A to report Board committee assignments for 2026.

Board Committee Assignments

On December 18, 2025 the Board approved the following 2026 committee appointments for all directors:

Executive and Governance Committee	Housing and Community Investment Committee

Karl Bollingberg, Chair	Elsie Meeks, Chair
John Klebba, Vice Chair	Amy Johnson, Vice Chair
Amy Johnson	Ruth Bennett
Jon Jones	Cleon Butterfield
Wan-Chong Kung	Kim DeVore
Lauren MacVay	Edward Garding
Elsie Meeks	Russell Lau
Jason Meyerhoeffer	Lauren MacVay
Carol Nelson

Audit Committee	Human Resources and Compensation Committee

Jon Jones, Chair	Amy Johnson, Chair
Russell Lau, Vice Chair	Matt Stephenson, Vice Chair
Ruth Bennett	Jon Jones
Cleon Butterfield	Elsie Meeks
Edward Garding	Carol Nelson
Joe Kesler	Matt Packard
Elsie Meeks

Technology Committee	Member Committee

Carol Nelson, Chair	Jason Meyerhoeffer, Chair
Jeff Plagge, Vice Chair	Kim DeVore, Vice Chair
Amy Johnson	Lauren MacVay
Wan-Chong Kung	Matt Packard
Peter Mehlhaff	Lisa Stange
Siva Narendra	Matt Stephenson
Robert Vogel

Finance Committee	Risk and Compliance Committee

Wan-Chong Kung, Chair	Lauren MacVay, Chair
Edward Garding, Vice Chair	Siva Narendra, Vice Chair
Ruth Bennett	Joe Kesler
Cleon Butterfield	Russell Lau
Kim DeVore	Peter Mehlhaff
Jeff Plagge	Jason Meyerhoeffer
Robert Vogel	Lisa Stange

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

December 22, 2025	By:	/s/ Robert W. Dixon

Name: Robert W. Dixon
Title: Chief Legal and Compliance Officer